SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 21, 2004



                          WORLD ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



       South Carolina                   0-19599                  57-0425114
------------------------------  --------------------------  --------------------
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                              108 Frederick Street
                        Greenville, South Carolina 29607
                   ------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (864) 298-9800
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             ------------------------------------------------------
              (Former name or address, if changed from last report)


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Item 7. Financial Statements and Exhibits.

        (c) The following exhibit is filed as part of this report.

        Exhibit 99.1 - Press Release issued July 21, 2004


Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition.


On July 21, 2004, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its first fiscal quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 21, 2004

                                             WORLD ACCEPTANCE CORPORATION


                                             By:/s/ A. Alexander McLean, III
                                                --------------------------------
                                                    A. Alexander McLean, III
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


   Exhibit                                                           Exhibit No.
   -------                                                           -----------

   Press Release issued July 21, 2004....................................99.1